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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): April 28, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-8 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-8, Asset-Backed Certificates, Series 2006-8)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-132809             13-3387389
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)

          85 Broad Street, New York, New York                     10004
---------------------------------------------------------   -------------------
          (Address of Principal Executive Offices)              (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

     On April 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, JPMorgan Chase Bank National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8 (the "Certificates"), issued in fifteen classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3A, Class 2A3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of April 1, 2006 of $1,289,785,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 25, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

     This amendment on Form 8-K/A amends and supersedes in its entirety
Exhibit 99.1 to Form 8-K of GS Mortgage Securities Corp. previously filed on May 12, 2006 (Accession No. 0000905148-06-003718).

Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c) Exhibits:
    --------

    Exhibit 99.1 Master Servicing and Trust Agreement, dated as of April 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S. Bank, National Association, as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  June 8, 2006


                                      GS MORTGAGE SECURITIES CORP.



                                      By:  /s/ Michelle Gill
                                          -----------------------
                                          Name:   Michelle Gill
                                          Title:  Vice President

                                 Exhibit Index
                                 -------------

Item 601(a) of                     Description                   Paper (P) or
--------------                     -----------                   ------------
Regulation S-K                                                   Electronic (E)
--------------                                                   --------------
   99.1         Master Servicing and Trust Agreement, dated as          E
                of April 1, 2006, among GS Mortgage Securities
                Corp., as depositor, Deutsche Bank as trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S.
                Bank, National Association, as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.